UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way El Cajon, California	92020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 596-8600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with its Annual Meeting of Stockholders (the “Annual Meeting”) of Pure Bioscience, Inc. (the “Company”) held on January 17, 2018, the Company’s stockholders approved the adoption of the 2017 Equity Incentive Plan (the “2017 Plan”), including the reservation of 5,000,000 shares of the Company’s common stock for issuance under the Plan. Approval of the Plan also constituted approval of the terms and conditions of the 2017 Plan that permit the Company to grant awards 2017 the 2017 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2017 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the 2017 Plan is set forth in “Proposal Four—Approval of the Adoption of the 2017 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on December 8, 2017 (the “Proxy Statement”).

The foregoing summary of the 2017 Plan is not complete and is qualified in its entirety by reference to the full text of 2017 Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on January 17, 2018. Of the 67,931,861 shares of the Company’s common stock outstanding as of the record date, 52,684,671 shares, or 77.55%, were represented at the Annual Meeting either in person or by proxy.

In accordance with the Company’s Bylaws, the presence of the holders of at least a majority of the outstanding shares of common stock at the Annual Meeting, whether in person or by proxy, constituted a quorum for the transaction of business at the Annual Meeting. Votes “For,” “Against,” “Abstentions” and “Broker Non-Votes” were each counted as present at the Annual Meeting for purposes of determining the presence of a quorum. Broker Non-Votes are shares held in street name by brokers, banks or other nominees who were present in person or represented by proxy at the Annual Meeting, but which were not voted on a proposal because the brokers, banks or nominees did not have discretionary authority with respect to that proposal and they had not received voting instructions from the beneficial owner prior to the Annual Meeting. Under the Company’s Bylaws, the directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, which means that the director nominees who received the highest number of “For” votes were elected. Approval of each of the other proposals requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions and Broker Non-Votes are not considered to be votes cast under the Company’s Bylaws, and as a result, have no effect on the outcome of the vote.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast “For” and “Withheld” and “Against” and the number of “Abstentions” and “Broker Non-Votes” with respect to each matter voted upon are set forth below.

(1) Election of Directors. The Company’s stockholders elected each of Dave J. Pfanzelter, Henry R. Lambert, Gary D. Cohee, Janet Risi Field, Elisabeth Hagen, Tom Y. Lee and William Otis, with the approval of 99.15%, 99.14%, 98.70%, 99.70%, 99.71%, 99.55% and 99.38%, of the votes cast, respectively, to hold office until the 2019 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following table shows the tabulation of the votes cast For and Withheld with respect to the election of each of the director nominees as well as the Broker Non-Votes submitted for each director nominee:

Director	For	Withheld	Broker Non-Votes
Dave J. Pfanzelter	33,172,573	286,070	19,226,028
Henry R. Lambert	33,172,110	286,533	19,226,028
Gary D. Cohee	33,023,163	435,480	19,226,028
Janet Risi Field	33,359,215	99,428	19,226,028
Elisabeth Hagen M.D.	33,360,840	97,803	19,226,028
Tom Y. Lee, CPA	33,307,449	151,194	19,226,028
William Otis	33,251,982	206,661	19,226,028

(2) Ratification of Auditors. The Company’s stockholders ratified the appointment of Mayer Hoffman McCann P.C., with the approval of 99.63% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions submitted on this proposal:

For	Against	Abstentions
52,478,321	192,012	14,338

(3) Executive Compensation. The Company’s stockholders, on a non-binding, advisory basis, approved the compensation of the Company’s named executive officers, with the approval of 96.94% of the votes cast, as disclosed in the Proxy Statement. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions and Broker-Non Votes submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
32,379,222	1,019,780	59,641	19,226,028

(4) Adoption of the 2017 Equity Incentive Plan. The Company’s stockholders approved the adoption of the Pure Bioscience, Inc. 2017 Equity Incentive Plan, with the approval of 94.85% of the votes cast, as disclosed in the Proxy Statement. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions and Broker-Non Votes submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
31,682,829	1,720,132	55,682	19,226,028

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Pure Bioscience, Inc. 2017 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: January 18, 2018	By:	/s/ Henry R. Lambert
Henry R. Lambert
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Pure Bioscience, Inc. 2017 Equity Incentive Plan.